UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2021

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRMK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 22, 2021, Trustmark Corporation’s subsidiary, Trustmark National Bank (the “Company”), issued a press release announcing that it entered into a consent order with the Office of the Comptroller of the Currency (“OCC”) and a separate consent order jointly with the U.S. Department of Justice (“DOJ”) and the Consumer Financial Protection Bureau (“CFPB”), to resolve allegations that the Company previously violated the Fair Housing Act (the “FHA”), the Equal Credit Opportunity Act (the “ECOA”) and the Consumer Financial Protection Act within the Memphis metropolitan statistical area (the “Memphis MSA”). A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Under the DOJ and CFPB’s joint consent order, the Company will pay a civil money penalty totaling $5 million, of which $4 million will satisfy the OCC’s civil money penalty as set forth in the OCC’s consent order; the remaining $1 million will be paid to the CFPB. The joint consent order also requires the Company, among other things, to implement a mutually agreed-upon Fair Lending Plan, invest $3.85 million over five years in a loan subsidy fund to increase credit opportunities to residents of majority-Black and Hispanic neighborhoods, and devote a minimum of $400,000 over five years toward community development partnership contributions and $200,000 per year over five years toward advertising, community outreach, and credit repair and education in the Company’s Memphis lending area (defined in the consent order as consisting of Shelby County and Fayette County in Tennessee and DeSoto County in Mississippi). The Company will also open one new mortgage loan production office to serve the credit needs of residents in a majority-Black and Hispanic neighborhood in the Company’s Memphis lending area. In addition, the Company will continue to maintain its full-time Community Lending Manager position and its full-time Community Development Manager position, which are both focused on the Memphis MSA.

The joint consent order must be approved by the United States District Court for the Western District of Tennessee.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibits
99.1	Press Release, dated October 22, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the novel coronavirus (COVID-19) pandemic, and also by the effectiveness of varying governmental responses in ameliorating the impact of the pandemic on our customers and the economies where they operate.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, our ability to manage the impact of the COVID-19 pandemic on our markets and our customers, as well as the effectiveness of actions of federal, state and local governments and agencies (including the Board of Governors of the Federal Reserve System (FRB)) to mitigate its spread and economic impact, local, state and national economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, levels of and volatility in crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Thomas C. Owens
Thomas C. Owens
Treasurer and Principal Financial Officer

DATE:	October 22, 2021